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                                                                   EXHIBIT 10.11

                             STOCKHOLDERS AGREEMENT

      THIS STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of January 31, 2003, is entered into by and among Viasystems Group, Inc., a Delaware corporation (the "Company"), the other parties who are a signatory of the Agreement on the signature pages hereto and all parties that, from time to time, hereafter became a party hereto in accordance with the terms hereof (collectively, "Stockholders").

      Pursuant to, and in consideration of the obligations of the Company and Stockholders under, the Plan and the Plan Documents (as hereinafter defined), the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      Section 1.1 Definitions.

      "9% Preference Shares" means the shares of 9% Class B Senior Convertible Preferred Stock of the Company, par value $0.01 per share.

      "9% Preference Shares Authorization" means the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions of the 9% Preference Shares.

      "Accredited Investor" means an "accredited investor," as defined in Regulation D promulgated under the Securities Act.

      "Actual Liquidation" shall mean an actual liquidation or other winding-up of the Company yielding a dissolution thereof of the nature effected under
Section 275 of the Delaware General Corporation Law; provided, however, that an Actual Liquidation shall not be deemed to result solely from (i) any merger, consolidation, business combination, reorganization, recapitalization or similar action with respect to the Company or (ii) any sale, lease or other disposition of the assets of the Company.

      "Advice" shall have the meaning provided in Section 2.6 hereof.

      "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

      "Agreed Designees" shall have the meaning provided in Section 4.1.l(c) hereof.

      "Agreement" means this Stockholders Agreement, as such from time to time may be amended.

      "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. Sections ~ l01 et. seq., as now in effect or hereafter amended.

      "Board" means the board of directors of the Company.

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      "Business Day" means any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York or Dallas, Texas are not required to be opened.

      "Capitalized Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

      "Common Demand Holders" means Holders effecting a Common Demand Request pursuant to Section 2.1.1(a) hereof.

      "Common Demand Registration" shall have the meaning provided in Section 2.1.1(a)(i) hereof.

      "Common Demand Request" means (i) a request for registration pursuant to Sections 2.1.1(a)(i) or (ii) hereof or (ii) a request for an underwritten takedown pursuant to Section 2.1.1(a)(ii) hereof, as applicable.

      "Common Demand Shelf Registration" shall have the meaning provided in
Section 2.1.1(a)(ii) hereof.

      "Common Registrable Amount" means 30%, 15% or 10%, as applicable, of Original Common Shares as necessary to effect a Common Demand Registration, a Common Demand Shelf Registration or an underwritten takedown under a Common Demand Shelf Registration pursuant to Section 2.1 hereof.

      "Common Registrable Shares" means, at any time, all of the Common Stock owned by Holders, whether owned on the date hereof or acquired hereafter, including without limitation shares issuable upon the conversion of 9% Preference Shares held by the Holders thereof, as part of any Additional Securities and upon the conversion, exchange or exercise of any Additional Securities, or otherwise, and any other securities issued or issuable with respect to such shares of Common Stock by way of a stock dividend, a stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or spin off; provided, however, that Common Registrable Shares shall not include any shares of Common Stock (i) (A) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, (B) that have been sold on any U.S. national securities exchange on which the Common Stock (or American Depositary Receipts for Common Stock) are then listed, pursuant to Rule 144 promulgated under the Securities Act or otherwise or (C) that have been sold, transferred, or disposed of by a Holder to a Person that is not (x) an Affiliate of such Holder, (y) another Holder or (z) an Affiliate of another Holder, and such Person may immediately thereafter freely transfer such Common Registrable Shares without restriction under the applicable securities laws of the United States, (ii) held by a Holder if (A) the total number of shares of Common Stock (including all shares of Common Stock issuable upon conversion of 9% Preference Shares) distributed to such Holder pursuant to the Plan and purchased by such Holder pursuant to the Rights Offering, together with the total number of shares of Common Stock (including all shares of Common Stock issuable upon conversion of 9% Preference Shares) held by any other Holder whose shares would be aggregated with such Holder pursuant to Rule 144 promulgated under the Securities Act, is less than 1% of the outstanding shares of Common

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Stock, (B) Rule 144 promulgated under the Securities Act is available to exempt sales of securities of the Company by such Holder from the registration requirements of Section 5 of the Securities Act and (C) the applicable Holder is not otherwise deemed to be an underwriter under Section 1145(b) of the Bankruptcy Code or (iii) transferred by any Holder to any transferee who is not entitled to the benefits of this Agreement as contemplated by Section 7.5 hereof.

      "Common Requesting Group" shall have the meaning provided in Section 2.1.1(d) hereof.

      "Common Requesting Holders" means Holders submitting a Common Demand Request and all Holders requesting inclusion in such registration or underwritten takedown, as applicable, pursuant to Section 2.1.1 hereof.

      "Common Shelf Demand Holders" shall have the meaning provided in Section 2.1.1(a)(ii) hereof.

      "Common Stock" means the common stock, par value $0.01 per share, of the Company, and any shares or capital stock for or into which such common stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

      "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

      "Company" shall have the meaning set forth in the introductory paragraph hereof.

      "Company Conversion" shall have the meaning provided in Section 2.1.6 hereof.

      "Credit Agreement" means the Credit Agreement dated January 31, 2003, among the Company, Viasystems, Inc., the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, as administrative agent, as the same may be amended or replaced through refinancing from time to time.

      "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values.

      "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the average of the daily market prices for the 30 consecutive Trading Days preceding such date (subject to equitable adjustment in the event of any stock dividends, splits, reverse splits, combinations, reclassifications and similar actions). The daily market price for each such Trading Day shall be: (i) the last sale price on such day on the principal stock exchange or the NASDAQ National Market on which such Common Stock is then listed or admitted to trading; or (ii) if no sale takes place on such day on any such exchange or market; or (iii) if the Common Stock is not listed or admitted to trading on a principal stock exchange or the NASDAQ National Market, the average of the bid and asked prices for the Common Stock as furnished for such day by NASDAQ, or, if not furnished by NASDAQ, by any

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New York Stock Exchange, Inc. member firm regularly making a market in the
Common Stock and selected for such purpose by the Board. If the Common Stock or other securities are not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Current Market Price shall be deemed to be the Fair Market Value of such Common Stock or other security.

      "Demand Holder" means a Common Demand Holder and/or a Preference Demand Holder, as applicable.

      "Demand Registration" means a Common Demand Registration, a Common Demand Shelf Registration and/or a Preference Demand Shelf Registration, as applicable.

      "Demand Request" means a Common Demand Request and/or a Preference Demand Request, as applicable.

      "Distribution Date" means as of any date of determination (i) with respect to Hicks Muse, the most recent date on which HM Plan Voting Securities were distributed to Hicks Muse pursuant to the Plan and (ii) with respect to the NHM Subordinated Noteholders, the most recent date on which NHMSN Plan Voting Securities were distributed to the NHM Subordinated Noteholders.

      "DTI Guaranty Claim" shall have the meaning ascribed to such term in the Plan.

      "Effective Date" shall have the meaning ascribed to such term in the Plan.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

      "Excluded Registration" means a registration under the Securities Act of
(i) securities registered on Form S-8 or any similar successor form and (ii) securities registered on Form S-4 or any similar successor form.

      "Exempt Issuances" shall have the meaning provided in Section 3.1.2 hereof.

      "Fair Market Value" shall mean, with respect to any security or asset, the amount that a willing buyer would pay an unaffiliated willing seller in an arm's-length transaction to acquire ownership of such asset, with neither being under any compulsion to buy or sell, and both having reasonable knowledge of all relevant facts and taking into account all relevant circumstances and information, including market treatment of similar businesses, historical operating results and projections for future periods, as determined in good faith by the Board.

      "Fully-Diluted Common Stock" means, at any time, the then outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of all then outstanding Common Stock Equivalents; provided, however, that shares of Common Stock issuable upon exercise of the New Warrants shall not be included in any determination of "Fully-Diluted Common Stock" if, as of the date of such determination, the Current Market Price of the Common Stock is less than 90% of the exercise price of the New Warrants as of such date.

      "GAAP" shall mean United States generally accepted accounting principles, applied on a consistent basis for the periods involved.

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      "Hicks Muse" means collectively, Hicks, Muse, Tate & Furst Equity Fund
III, L.P., HM3 Coinvestors, L.P., HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., Hicks Muse PG-IV (1999), C.V., HM 4-SBS (1999) Coinvestors, L.P., HM 4-EQ (1999) Coinvestors, L.P., Pearl Street, L.P., and Pearl Street II, L.P., and HMTF.

      "HM Designees" shall have the meaning provided in Section 4.1.1(c) hereof.

      "HM Plan Voting Securities" means shares of Common Stock and 9% Preference Shares distributed to Hicks Muse pursuant to the Plan or purchased by Hicks Muse pursuant to the Rights Offering.

      "HMTF" means Hicks, Muse, Tate & Furst Incorporated, a Texas corporation.

      "Holder" shall mean a Stockholder and shall include all direct or indirect transferees of such Stockholder who shall become a party to this Agreement, and each subsequent transferee of any such Holder who shall become a party to or otherwise agree to be bound by this Agreement. "Holders" shall mean all Holders collectively. At all times that there is more than one Holder, except as otherwise specifically set forth in this Agreement, any notices, designations, consents, or similar actions to be taken by the Holders hereunder shall be taken as provided in Section 4.5.

      "Immediate Family" means the spouse of an individual and the grandparents, parents, siblings and children (and children and spouses of any of the foregoing) of the individual or his or her spouse. An adopted child will be treated as the child of his or her adoptive parent or parents if (but only if) he or she was adopted before he or she reached 21 years of age.

      "Incentive Option Plan" shall have the meaning ascribed to such term in the Plan.

      "Indebtedness" shall mean with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) incurred or assumed as the deferred purchase price of property or services (but excluding trade accounts payable arising in the ordinary course of business), (iii) evidenced by notes, bonds, debentures or other similar instruments, (iv) pursuant to conditional sale obligations and title retention agreements (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property), (v) constituting Capitalized Lease Obligations, (vi) for the reimbursement of any obligor on any banker's acceptance, letter of credit or similar credit transaction, (vii) the liquidation value of all mandatorily redeemable preferred Capital Stock of such Person (excluding the 9% Preference Shares and the Junior Preferred Stock),
(viii) for Indebtedness of others guaranteed by such Person, (ix) for Interest Swap Obligations and Currency Agreements and (x) for Indebtedness of any other Person of the type referred to in clauses (i) through (ix) which is secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured. The amount of Indebtedness of any Person at any date shall be (A) the outstanding principal amount of all unconditional obligations described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and (B) with respect to all contingent obligations described above, the maximum liability as of such date of such Person for any guarantees of Indebtedness for borrowed money of any other Person and the amount required under GAAP to be accrued with respect to any other contingent obligation. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

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      "Initial Public Offering" shall mean the initial underwritten public offering of Common Stock by the Company pursuant to a registration statement effective under the Securities Act after the Effective Date.

      "Inspectors" shall have the meaning provided in Section 2.5(i) hereof

      "Interest Swan Obligations" shall mean the obligations of any Person under any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement.

      "Issue Date" shall have the meaning ascribed to such term under the 9% Preference Shares Authorization.

      "Junior Preference Shares" means shares of Class A Junior Preferred Stock of the Company, par value $0.01 per share.

      "Junior Preference Shares Authorization" means the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions of the Junior Preference Shares.

      "Junior Shares" means shares of "Junior Stock," as such term is defined in the 9% Preference Shares Authorization.

      "Liens" shall mean liens, pledges, claims, security interests, restrictions, mortgages, tenancies and other possessing interests, conditional sale or other title retention agreements, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments and other burdens, options or encumbrances of any kind.

      "Majority Interest" shall have the meaning provided in Section 4.5(a) hereof.

      "Material Adverse Effect" shall have the meaning provided in Section 2.1.4 hereof.

      "NASD" shall have the meaning provided in Section 2.5(n) hereof.

      "NASDAQ" shall have the meaning provided in Section 2.5(1) hereof.

      "New Warrants" shall have the meaning ascribed to such term in the Plan.

      "NHM Subordinated Noteholders" means holders of Subordinated Notes (other than Hicks Muse) that are a party to this Agreement.

      "NHMSN Plan Voting Securities" means shares of Common Stock and 9% Preference Shares distributed to the NHM Subordinated Noteholders pursuant to the Plan or purchased by the NHM Subordinated Noteholders pursuant to the Rights Offering.

      "NYSE" means the New York Stock Exchange.

      "Original Common Shares" means the number of Common Shares (including shares of Common Stock issuable upon conversion of the 9% Preference Shares) distributable pursuant to the Plan (including pursuant to the Rights Offering).

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      "Original Preference Shares" means the number of Junior Preference Shares distributable pursuant to the Plan.

      "Parity Shares" means shares of "Parity Stock," as such term is defined in the 9% Preference Shares Authorization.

      "Parity Dividend Shares" means shares of "Parity Dividend Stock," as such term is defined in the 9% Preference Shares Authorization.

      "Parity Liquidation Shares" means shares of "Parity Liquidation Stock," as such term is defined in the 9% Preference Shares Authorization.

      "Permitted Indebtedness" shall mean, without duplication, (i) Indebtedness of the Company or a Subsidiary incurred pursuant to the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed $510.5 million;
(ii) any Indebtedness outstanding on the date of this Agreement; (iii) Interest Swap Obligations; provided, that such Interest Swap Obligations are entered into to protect the Company from fluctuations in interest rates of its Indebtedness;
(iv) obligations under Currency Agreements; provided, that such Currency Agreements are entered into to protect the Company from fluctuations in currency values, respectively; (v) Refinancing Indebtedness; (vi) Indebtedness owed by the Company to any wholly owned Subsidiary of the Company or by any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company;
(vii) Indebtedness in respect of performance bonds, letters of credit, bankers' acceptances and surety or appeal bonds provided by the Company or any of its Subsidiaries to their customers in the ordinary course of their business; and
(viii) any additional Indebtedness, including, without limitation, Indebtedness represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in a related business or incurred to refinance any such purchase price or cost of construction or improvement, in each case incurred no later than 365 days after the date of such acquisition or the date of completion of such construction or improvement; provided, however, that the principal amount of any additional Indebtedness incurred pursuant to this clause (ix) shall not exceed $75 million at any time outstanding.

      "Person" or "person" shall mean any individual, firm, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

      "Piggyback Registration" shall have the meaning provided in Section 2.3.1 hereof.

      "Plan" means the Prepackaged Joint Plan of Reorganization under chapter 11 of the Bankruptcy Code of the Company and Viasystems, Inc., a Delaware Corporation, Case Nos. 02-14867 and 02-14868.

      "Plan Documents" shall mean (i) that certain Lockup Agreement, dated as of August 29, 2002, by and among the Company, Viasystems, Inc., and the holders of claims against the Company and/or Viasystems, Inc. signatory thereto; (ii) that certain Subscription and Conversion Commitment Agreement, dated as of August 29, 2002, by and among the Company, Viasystems, Inc., Pearl Street, L.P. and Pearl Street II, L.P.; (iii) that certain Subscription and Standby Commitment Agreement by and among TCW, the Company and Viasystems, Inc., dated as of August 29, 2002; and (iv) that certain Subscription and Standby Commitment Agreement by and among GSC, the Company and Viasystems, Inc., dated as of August 29, 2002.

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      "Preemptive Rights Offer" shall have the meaning provided in Section 3.1.1 hereof.

      "Preemptive Rights Offer Notice" shall have the meaning provided in
Section 3.1.1 hereof.

      "Preemptive Rights Transaction" shall have the meaning provided in Section
3.1.1 hereof.

      "Preference Demand Holders" shall mean Holders effecting a Preference Demand Request pursuant to Section 2.2.1(a) hereof.

      "Preference Demand Request" shall mean (i) a request for registration pursuant to Sections 2.2.1(a)(i) or (ii) or (ii) a request for a takedown pursuant to Section 2.2.1(a)(iii), as applicable, hereof.

      "Preference Demand Shelf Registration" shall have the meaning provided in
Section 2.2.1(a)(i) hereof.

      "Preference Registrable Amount" shall mean 20% or 10%, as applicable, of Original Preference Shares as necessary to effect a Preference Demand Shelf Registration pursuant to Sections 2.2.1(a)(i) or (ii) hereof.

      "Preference Registrable Shares" means, at any time, the Junior Preference Shares owned by Holders, whether owned on the date hereof or acquired hereafter, and any other securities issued or issuable with respect to such Junior Preference Shares by way of a stock dividend, a stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or spin off; provided, however, that Preference Registrable Shares shall not include any Junior Preference Shares (i) (A) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, (B) that have been sold on any U.S. national securities exchange on which the Junior Preference Shares (or American Depositary Receipts for Junior Preference Shares) are then listed, pursuant to Rule 144 promulgated under the Securities Act or otherwise or (C) that have been sold, transferred, or disposed of by a Holder to a Person that is not (x) an Affiliate of such Holder, (y) another Holder or (z) an Affiliate of another Holder, and such Person may immediately thereafter freely transfer such Preference Registrable Shares without restriction under the applicable securities laws of the United States or (ii) transferred by any Holder to any transferee who is not entitled to the benefits of this Agreement as contemplated by Section 7.5 hereof.

      "Preference Requesting Holders" shall mean all Holders submitting a Preference Demand Request and all Holders requesting inclusion in such registration pursuant to Section 2.2.1 hereof.

      "Preferred Stock" of any Person shall mean any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

      "Proportionate Percentage" means, with respect to any Holder as of any date, the result (expressed as a percentage) obtained by dividing (i) the number of shares of Fully-Diluted Common Stock owned by such Holder as of such date by
(ii) the total number of shares of Fully-Diluted Common Stock outstanding as of such date, excluding for each of (i) and (ii), shares of

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Common Stock issuable upon exercise of Common Stock Equivalents granted pursuant to the Incentive Option Plan.

      "Pro Rata Basis" means a pro rata allocation based on the number of Common Registrable Shares or Preference Registrable Shares, as applicable, requested to be included in a registered offering pursuant to this Agreement.

      "Qualified Public Offering" means an underwritten public offering of Common Stock by the Company pursuant to a registration statement effective under the Securities Act after the Effective Date in which the gross proceeds to the Company (before deducting expenses and underwriters discounts and commissions) are equal to or greater than $414 million (or such lower amount as HMTF and a Majority Interest of the NHM Subordinated Noteholders shall approve).

      "Records" shall have the meaning provided in Section 2.5(j) hereof.

      "Refinancing Indebtedness" shall mean any refinancing by the Company of Indebtedness of the Company or any of its Subsidiaries that does not (i) result in an increase in the aggregate principal amount of Indebtedness (such principal amount to include, for purposes of this definition, any premiums, penalties or accrued interest paid with the proceeds of the Refinancing Indebtedness) of such Person or (ii) create Indebtedness with (a) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being refinanced or (b) a final maturity earlier than the final maturity of the Indebtedness being refinanced.

      "Registrable Shares" means Common Registrable Shares and/or Preference Registrable Shares, as applicable.

      "Registration Expenses" shall have the meaning provided in Section 2.7 hereof.

      "Required Filing Date" means 45 days after the Company received a Common Demand Request or a Preference Demand Request, as applicable.

      "Rights Offering" means the offering of rights to purchase 9% Preference Shares as described in the Plan.

      "SEC" means the United States Securities and Exchange Commission.


      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

      "Seller Affiliates" shall have the meaning provided in Section 2.8(a) hereof.

      "Selling Piggyback Holders" shall have the meaning provided in Section 2.3.2(b) hereof.

      "Senior Shares" shall mean shares of "Senior Stock," as that term is defined in the 9% Convertible Preference Shares Authorization.

      "SN Designees" shall have the meaning provided in Section 4.1.1(c) hereof.

      "Stockholders" shall have the meaning set forth in the introductory paragraph hereof.

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      "Subordinated Notes" shall have the meaning ascribed to such term in the
Plan.

      "Subsidiary" of any Person means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and (ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

      "Suspension Notice" shall have the meaning provided in Section 2.6 hereof.

      "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market, or if such securities are not quoted on The Nasdaq Stock Market, in the applicable securities market in which the securities are traded.

      "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

      Section 1.2 Rules of Construction. Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2)   "or" is not exclusive;

            (3) words in the singular include the plural, and words in the plural include the singular;

            (4)   provisions apply to successive events and transactions; and

            (5) "herein," "thereof' and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2

                               REGISTRATION RIGHTS

      Section 2.1 Common Demand Registration.

            2.1.1 Request for Registration.

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                  (a)   The Holders shall be entitled to make certain
demands on the Company with respect to its or their Common Registrable Shares as follows:

                        (i) At any time after the third anniversary of the Effective Date, Holders of Common Registrable Shares that represent at least 30% of the Original Common Shares, and at any time after the earlier of (1) the Initial Public Offering or (2) the date on which the Company otherwise has any class of equity securities registered under Section 12(b) or 12(g) of the Exchange Act, the Holders of Common Registrable Shares that represent at least 15% of the Original Common Shares, may request the Company, in writing, to effect the registration under the Securities Act of all or part of its or their Common Registrable Shares (a "Common Demand Registration") on Form S-3 or any successor form (or, if Form S-3 or such successor form is not then available to the Company, Form S-1, or any successor form); provided, that the Common Registrable Shares proposed to be sold by the Common Requesting Holders pursuant to such Common Demand Registration represent, in the aggregate, at least the Common Registrable Amount applicable to such Common Demand Registration. Subject to Section 2.1.5(b) hereof, the Company shall not be obligated to affect more than three such Common Demand Registrations; provided, that each of (i) Hicks Muse and its Affiliates, collectively, and (ii) the NHM Subordinated Noteholders, collectively, shall be entitled to exercise at least one Common Demand Request pursuant to this Section 2.1.1(a)(i). A Common Demand Shelf Registration may not be demanded pursuant to this Section 2.1.1(a)(i).

                        (ii) At any time after the Company is entitled to effect a registration of Common Stock on Form S-3 (or any successor form) under the Securities Act, Holders of Common Registrable Shares that represent at least 10% of the total number of Original Common Shares ("Common Shelf Demand Holders") may request the Company, in writing, to effect a registration under the Securities Act of all or part of its or their Common Registrable Shares (a "Common Demand Shelf Registration") on a shelf registration statement pursuant to Rule 415 promulgated under the Securities Act covering the resale of such Common Registrable Shares; provided, that the number of Common Registrable Shares to be included in such Common Demand Shelf Registration by the Common Requesting Holders represent, in the aggregate, at least 10% of the total number of Original Common Shares. Upon effectiveness of a Common Demand Shelf Registration, Holders whose Common Registrable Shares are included in such Common Demand Shelf Registration may from time to time cause the Company, by written notice to the Company, to effect a "takedown" of Common Registrable Shares included in such Common Demand Shelf Registration; provided, that the Common Registrable Shares requested to be included in a takedown that is pursuant to an underwritten offering by the Common Requesting Holders represent, in the aggregate, at least 10% of the Original Common Shares. The Company shall not be required to effect a Common Demand Registration with respect to any Common Registrable Shares that are included in an effective Common Demand Shelf Registration at the time the Common Demand Request for such Common Demand Registration is received by the Company.

                  (b) Each Common Demand Request shall specify the number of Common Registrable Shares proposed to be sold and the intended method of disposition thereof. Subject to Section 2.9 hereof, the Company shall use its commercially reasonable efforts to file the Common Demand Registration or Common Demand Shelf Registration, as applicable, by the Required Filing Date, to cause the same to be declared effective by the SEC as promptly as practicable after such filing, and, with respect to a Common Shelf Demand Registration, to maintain the effectiveness of any such shelf registration statement continuously for two years or such shorter period of time that shall terminate the day after the date on which all of the shares of

Common Stock that are Common Registrable Shares and are covered by the Common Demand Shelf Registration have been sold pursuant to the shelf registration statement or the first day on which there shall cease to be any Common Registrable Shares held by the Holders whose Common Registrable Shares are included in the Common Demand Shelf Registration.

                  (c) (i) The Company shall not be obligated to file a registration statement relating to a registration request under this Section 2.1 or effect an underwritten takedown of Common Registrable Shares under a Common Demand Shelf Registration more frequently than once in any six month period or within a period of six months after the effective date of any other registration statement of the Company other than an Excluded Registration or any registration statement filed at the request or on behalf of, or for the benefit of, another securityholder of the Company (other than pursuant to this Section 2.1) that is not an underwritten offering or, if such registration is an underwritten offering, in which Holders were not entitled to include all Common Registrable Shares requested to be included therein and sell concurrently with such securities sold pursuant to such registration all Common Registrable Shares covered by an effective Common Demand Shelf Registration and (ii) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2.1 if the Company shall at the time have effective a shelf registration pursuant to which Common Demand Holders that requested registration could effect the disposition of their Common Registrable Shares in the manner requested.

                  (d) The Common Registrable Amount requirement shall not apply to any Common Demand Shelf Registration made by (i) Hicks Muse or (ii) the NHM Subordinated Stockholders (each a "Common Requesting Group"), as applicable, if all members of the Common Requesting Group and its Affiliates who hold Common Registrable Shares request inclusion therein of all Common Registrable Shares then held by them that are not otherwise included in another effective registration statement.

            2.1.2 Effective Registration and Expenses. A registration will not count as a Common Demand Registration until it has become effective (unless (a)
(i) the Common Requesting Holders shall have made a written request for a registration which is subsequently withdrawn by the Common Requesting Holders with respect to a number of Common Registrable Shares such that the number of Common Registrable Shares requested to be included in such registration statement is less than a Common Registrable Amount after the Company has filed a registration statement with the SEC in connection therewith, (ii) the Company has performed its obligations hereunder in all material respects and (iii) there has not been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company, or (b) such registration statement is not declared effective solely as a result of the failure of the Common Requesting Holders to take all actions reasonably required in order to have the registration and the related registration statement declared effective by the SEC, in which case such demand will count as a Common Demand Registration unless the Common Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Common Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Common Demand Registration, unless such order, injunction or requirement shall have been imposed solely as a result of the actions of the Common Requesting Holders or the failure of the Common Requesting Holders to take all actions reasonably required in order to prevent such imposition, in which case such registration shall be counted as a Common Demand Registration without regard to whether it is so interfered with. Subject to the following sentence, in the event that a Common Demand Request is made that is subsequently withdrawn by a Common Demand Holder and, as a result of such withdrawal (together with all other withdrawals by other Holders with respect to such Common Demand Request), there shall be less than a Common Registrable Amount for such registration or underwritten takedown, as applicable, all Registration Expenses incurred in connection therewith shall be borne by the withdrawing Holders on a Pro Rata Basis and, if applicable, such withdrawn Common Demand Request shall not be counted as a Common Demand Registration in determining the number of Common Demand Registrations to which the Holders are entitled pursuant to Section 2.1.1(a)(i) hereof In the event that a Common Demand Request is made that is subsequently withdrawn by a Holder and, as a result of such withdrawal (together with all other withdrawals by other Holders with respect to such Common Demand Request), there shall be less than a Common Registrable Amount for such registration or underwritten takedown, as applicable, all Registration Expenses shall be borne by the Company if (a) the Company has not performed its obligations hereunder in all material respects,
(b) there has been any event, change or effect that, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company or (c) in the event of a Common Demand Registration, the Company elects to convert such Common Demand Registration into a registration for its own account pursuant to Section 2.1.6 hereof; and in such case a withdrawn Common Demand Request shall not be counted as a Common Demand Registration in determining the number of Common Demand Registrations to which the Holders are entitled pursuant to Section 2.1.1(a)(i) hereof, if applicable.

            2.1.3 Selection of Underwriters. If requested by the Common Demand Holders, the offering of Common Registrable Shares pursuant to a Common Demand Registration or a takedown under a Common Demand Shelf Registration shall be in the form of a "firm commitment" underwritten offering. The Common Requesting Holders holding a majority of the Common Registrable Shares to be registered in a Common Demand Registration or offered in an underwritten takedown shall select a nationally recognized investment banking firm or firms to manage the underwritten offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld; provided, further, that in the event of a Company Conversion pursuant to Section
2.1.6 hereof, the Company shall have the right, in its sole discretion, to select a nationally recognized investment banking firm or firms to manage such offering.

            2.1.4 Priority on Common Demand Registrations. Subject to Section 2.1.6, no securities to be sold for the account of any Person (including the Company) other than a Common Requesting Holder shall be included in a Common Demand Registration relating to an underwritten offering or an underwritten takedown under a Common Demand Shelf Registration if the managing underwriter or underwriters shall advise the Common Requesting Holders in writing that the inclusion of such securities will materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing underwriter or underwriters shall advise the Common Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Common Registrable Shares proposed to be included in such Common Demand Registration or underwritten takedown by Common Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Common Registrable Shares of the Common Requesting Holders to be included in such Common Demand Registration or underwritten takedown shall equal the number of shares which the Common Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated on a Pro Rata Basis among the Common Requesting Holders.

            2.1.5 Rights of Nonrequesting Holders.

                  (a) Upon receipt of any Common Demand Request, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Common Demand Registration or underwritten takedown to all other Holders, who shall have the right, exercisable by written notice to the Company within 15 days after their receipt of the Company's notice, to elect pursuant to this Section 2.1.5 to include in such Common Demand Registration, Common Demand Shelf Registration or underwritten takedown under a Common Demand Shelf Registration, as applicable, such portion of their Common Registrable Shares as they may request (provided, in the case of an underwritten takedown under a Common Demand Shelf Registration, the Common Registrable Shares requested to be included are covered by an effective shelf registration statement pursuant to which such offer and sale may be made).

                  (b) All Holders requesting to have their Common Registrable Shares included in a Common Demand Registration or an underwritten takedown under a Common Demand Shelf Registration in accordance with Section 2.1.5(a) hereof shall be deemed to be "Common Requesting Holders" for purposes of this
Section 2.1; provided, however, that if any Holder elects to become a Common Requesting Holder in a Common Demand Registration and any Common Registrable Shares requested to be registered pursuant to such Common Demand Request by the Common Requesting Holders are excluded from a registration pursuant to Section
2.1.4 hereof, the Holders shall have the right to one additional Common Demand Request under Section 2.1.1(a)(i) hereof; and (i) if Hicks Muse and its Affiliates shall have exercised their minimum Common Demand Requests right as set forth in the penultimate sentence of Section 2.1.1(a)(i) hereof at such time and shall have been Common Requesting Holders in such Common Demand Registration, then Hicks Muse and its Affiliates, collectively, shall be deemed to have the right to exercise at least one additional Common Demand Request pursuant to Section 2.1.1(a)(i) (without regard to the Common Registrable Amount if all Common Registrable Shares then held by Hicks Muse and its Affiliates are included in such Common Demand Registration) and (ii) if the NHM Subordinated Noteholders shall have exercised their minimum Common Demand Requests right as set forth in the penultimate sentence of Section 2.1.1(a)(i) hereof and at least one or more NHM Subordinated Noteholders shall have been Common Requesting Holders in such Common Demand Registration, then the NHM Subordinated Noteholders, collectively, shall be deemed to have the right to exercise at least one additional Common Demand Request pursuant to Section 2.1.1(a)(i) hereof (without regard to the Common Registrable Amount if all Common Registrable Shares then held by the NHM Subordinated Noteholders are included in such Common Demand Registration).

            2.1.6 Company Conversion of Common Demand Registration. The Company may elect to convert and include shares in (a "Company Conversion") any Common Demand Registration into a registration for its own account if within 30 days of its receipt of a Common Demand Request (and in any event prior to filing the registration statement with respect to such Common Demand Request) it provides, in writing, notice to each Common Requesting Holder of the Company's election to effect a Company Conversion pursuant to this Section 2.1.6; provided, that the Company can exercise its right to effect a Company Conversion only if (a) the Board determines in good faith that the registration of such shares are in the best interest of the Company and (b) the amount of gross proceeds to be received by the Company in such registered offering exceed $100 million; and provided, further, that upon a Company Conversion the

Common Demand Request related to the Common Demand Registration that is converted shall not count as a Common Demand Request for purposes of Section 2.1.1(a)(i) hereof.

Section 2.2 Preference Demand Shelf Registration.

            2.2.1 Request for Registration.

                  (a) The Holders shall be entitled to make certain demands on the Company with respect to its or their Preference Registrable Shares as follows:

                        (i) At any time after the earlier of (1) the Initial Public Offering, (2) the first anniversary of the Effective Date, and (3) the date on which the Company otherwise has any class of equity securities registered under Section 12(b) or 12(g) of the Exchange Act, Holders of Junior Preference Shares that represent at least 20% of the Original Preference Shares may request the Company, in writing (a "Preference Demand Request"), to effect the registration under the Securities Act of all or part of its or their Preference Registrable Shares (a "Preference Demand Shelf Registration") on a shelf registration statement pursuant to Rule 415 under the Securities Act covering the resale of such Preference Registrable Shares; provided, that the Preference Registrable Shares requested to be included in such registration by the Preference Requesting Holders represent, in the aggregate, at least 20% of the Original Preference Shares.

                        (ii) At any time after the Company is entitled to effect registration of Junior Preference Shares on Form S-3 under the Securities Act, the Holders of Junior Preference Shares that represent at least 10% of the total number of Original Preference Shares may submit a Preference Demand Request to the Company to effect a Preference Demand Shelf Registration; provided, that the Preference Registrable Shares requested to be included in such registration by the Preference Requesting Holders represent, in the aggregate, at least 10% of the Original Preference Shares.

                        (iii) Upon effectiveness of a Preference Demand Shelf Registration, Holders whose Preference Registrable Shares are included in such Preference Demand Shelf Registration may from time to time cause the Company, by written notice to the Company, to effect a takedown of Preference Registrable Shares included in such Preference Demand Shelf Registration; provided, that the Registrable Preference Shares requested to be included in a takedown that is pursuant to an underwritten offering by the Preference Requesting Holders represent, in the aggregate, at least the Preference Registrable Amount required to effect the Preference Demand Shelf Registration under which such takedown is being effected.

                  (b) Each Preference Demand Request shall specify the number of Preference Registrable Shares proposed to be sold and the intended method of disposition thereof Subject to Section 2.9 hereof, the Company shall use its commercially reasonable efforts to file the Preference Demand Shelf Registration by the Required Filing Date, to cause the same to be declared effective by the SEC as promptly as practicable after such filing, and to maintain the effectiveness of any such shelf registration statement continuously for two years or such shorter period of time that shall terminate the day after the date on which all of the Preference Registrable Shares included in the Preference Demand Shelf Registration have been sold pursuant to the shelf registration statement or the first day on which there shall cease to be any Preference Registrable Shares held by the Holders whose Preference Registrable Shares are covered by the Preference Demand Shelf Registration.

                  (c) The Company shall not be obligated to file a registration statement relating to a registration request under this Section 2.2
(i) more frequently than once in any six month period or within a period of six months after the effective date of any other registration statement of the Company other than an Excluded Registration or any registration statement filed at the request or on behalf of, or for the benefit of, another securityholder of the Company (other than pursuant to this Section 2.2) that is not an underwritten offering or, if such registration is an underwritten offering, in which Holders were not entitled to include all Preference Registrable Shares requested to be included therein and sell concurrently with such securities sold pursuant to such registration all Preference Registrable Shares covered by an effective Preference Demand Shelf Registration or (ii) if the Company shall at the time have effective a shelf registration pursuant to which the Preference Demand Holders that requested registration could effect the disposition of their Preference Registrable Shares in the manner requested.

                  (d) The Preference Registrable Amount requirement shall not apply to any Preference Demand Shelf Registration made by Hicks Muse pursuant to
Section 2.2.1(a)(ii) or (iii) if Hicks Muse and all of its Affiliates who hold Preference Registrable Shares request inclusion therein of all Preference Registrable Shares then held by them that are not otherwise included in another effective registration statement.

            2.2.2 Expenses. Subject to the following sentence, in the event that a Preference Demand Request is made that is subsequently withdrawn by a Preference Demand Holder and, as a result of such withdrawal (together with all other withdrawals by other Preference Demand Holders with respect to such Preference Demand Request), there shall be less than a Preference Registrable Amount for such registration or underwritten takedown, as applicable, all Registration Expenses incurred in connection therewith shall be borne by the withdrawing Preference Demand Holders on a Pro Rata Basis. In the event that a Preference Demand Request is made that is subsequently withdrawn by a Preference Demand Holder and, as a result of such withdrawal (together with all other withdrawals by other Preference Demand Holders with respect to such Preference Demand Request), there shall be less than a Preference Registrable Amount for such registration or underwritten takedown, as applicable, all Registration Expenses shall be borne by the Company if (a) the Company has not performed its obligations hereunder in all material respects or (b) there has been any event, change or effect that, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company.

            2.2.3 Selection of Underwriters. If requested by the Preference Demand Holders, the offering of Preference Registrable Shares pursuant to a Preference Demand Shelf Registration or a takedown under a Preference Demand Shelf Registration shall be in the form of a "firm commitment" underwritten offering. The Preference Requesting Holders holding a majority of the Preference Registrable Shares to be registered in a Preference Demand Shelf Registration or offered in an underwritten takedown shall select a nationally recognized investment banking firm or firms to manage the underwritten offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

            2.2.4 Priority on Preference Demand Shelf Registrations. No securities to be sold for the account of any Person (including the Company) other than a Preference Requesting Holder shall be included in a Preference Demand Shelf Registration relating to an underwritten offering or an underwritten takedown under a Preference Demand Shelf Registration if the managing underwriter or underwriters shall advise the Preference Requesting Holders in writing that the inclusion of such securities will have a Material Adverse Effect. Furthermore, in the event the managing underwriter or underwriters shall advise the Preference Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Preference Registrable Shares proposed to be included in such Preference Demand Shelf Registration or an underwritten takedown under a Preference Demand Shelf Registration by Preference Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Preference Registrable Shares of the Preference Requesting Holders to be included in such Preference Demand Shelf Registration or underwritten takedown shall equal the number of shares which the Preference Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated on a Pro Rata Basis among the Preference Requesting Holders.

            2.2.5 Rights of Nonrequesting Holders.

                  (a) Upon receipt of any Preference Demand Request, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Preference Demand Shelf Registration or underwritten takedown to all other Holders, who shall have the right, exercisable by written notice to the Company within 15 days after their receipt of the Company's notice, to elect pursuant to this Section 2.2.5 to include in such Preference Demand Shelf Registration or underwritten takedown, as applicable, such portion of their Preference Registrable Shares as they may request (provided, in the case of an underwritten takedown under a Preference Demand Shelf Registration, the Preference Registrable Shares requested to be included are covered by an effective shelf registration statement pursuant to which such offer and sale may be made) pursuant to which such offer and sale may be made.

                  (b) All Holders requesting to have their Preference Registrable Shares included in a Preference Demand Shelf Registration or underwritten takedown in accordance with Section 2.2.5(a) hereof shall be deemed to be "Preference Requesting Holders" for purposes of this Section 2.2.

      Section 2.3 Piggyback Registrations.

                  2.3.1 Right to Piggyback. (a) At any time after the earlier of
(x) the Initial Public Offering and (y) the date on which the Company has a class of equity securities registered under Section 12(b) or 12(g) of the Exchange Act, each time (i) the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company and including any registration statement pursuant to Rule 415 under the Securities Act (such as a "universal shelf' registration statement)), and the form of registration to be used permits the registration of Rcgistrable Shares or (ii) the Company or any other person proposes to make an underwritten offering of such equity securities pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act in which Registrable Shares held by a Holder are included and have not previously been disposed of, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than 30 days prior to the effective date of the Company's registration statement or the commencement of an offering in the case of an offering made under a registration statement pursuant to Rule 415 under the Securities Act that previously has become effective), which notice shall offer each such Holder the opportunity to (x) in the case of a registration statement under clause (i) above, include any or all Registrable Shares in such registration or, at the Company's option, in a separate registration statement filed concurrently therewith or (y) in the case of an underwritten offering to be made under a registration statement that previously has been declared effective, include in such offering any or all such Holder's Registrable Shares that are covered by such registration statement or another effective registration statement pursuant to which such offer and sale may be made (a "Piggyback Registration"), subject to the limitations contained in
Section 2.3.2 hereof, and, if the proposed registration or offering relates to an underwritten offering, shall specify the name of the managing underwriter.

                  (b) Each Holder who desires to have its or his Registrable Shares included in such Piggyback Registration shall so advise the Company in writing (stating the number of Registrable Shares desired to be included and the intended method of disposition) within 20 days after receipt of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Shares in any Piggyback Registration by giving written notice to the Company of such withdrawal prior to the effectiveness of such Piggyback Registration without any liability for any Registration Expenses other than payment of registration and filing fees actually paid by the Company to the SEC prior to receipt of such written notice requesting withdrawal to the extent related to the Rcgistrable Shares to be withdrawn; provided, however, that such withdrawing Holder shall not be obligated to pay Registration Expenses if after the registration statement has first been filed with the SEC there has been any event, change or effect which, individually or in the aggregate, had had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company. Subject to Section 2.3.2 hereof, the Company shall include in such Piggyback Registration all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

                  (c) The rights under this Section 2.3.1 shall not apply to Common Registrable Shares in the event of a Common Demand Registration or a Common Demand Shelf Registration (or any takedown thereunder) or to Preference Registrable Shares in the event of a Preference Demand Shelf Registration (or any takedown thereunder).

            2.3.2 Priority on Registrations. (a) If the Piggyback Registration contemplated by Section 2.3.1 hereof is to be an underwritten offering and the Registrable Shares requested to be included in the registration statement pursuant to Section 2.3.1 hereof by any Holder differ from the type of securities proposed to be registered or offered by the Company or any other person (other than a Holder) on whose behalf the Piggyback Registration is to be effected and the managing underwriter advises the Company that due to such differences the inclusion of such Registrable Shares would cause a Material Adverse Effect, then (i) the number of such Registrable Shares to be included by all Holders in the registration statement or offering, as applicable, and the number of securities requested to be included therein by all persons (other than the Holder, the Company and any other Person on whose behalf the Piggyback Registration is to be effected) that are different from the types of securities proposed to be registered or offered by the Company or the Person on whose behalf the Piggyback Registration is to be effected shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Shares from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement or offering, as applicable. Any partial reduction in number of Registrable Shares to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which (A) the number of Registrable Shares of such Holder to be included in the Piggyback Registration that are different from the securities proposed to be registered or offered bears to (B) the aggregate number of Registrable Shares and all other securities of the Company which arc being excluded from such registration statement in the same or similar basis as the Registrable Shares.

                  (b) If the Piggyback Registration is to be an underwritten offering and the Registrable Shares requested to be included in the registration statement pursuant to Section 2.3.1 hereof are of the same type as the securities being registered or offered, as applicable, by the Company or any other person (other than a Holder) on whose behalf the Piggyback Registration is to be effected and the managing underwriter advises the Company in writing that the inclusion of such Registrable Shares and any other shares to be included are sufficiently large to cause a Material Adverse Effect, then (i) if such Piggyback Registration is incident to a primary offering on behalf of the Company, the amount of securities to be included in the Piggyback Registration for any Persons (other than the Company and the Holders requesting inclusion of Registrable Shares (such Holders, collectively, the "Selling Piggyback Holders")) shall first be reduced, and thereafter the Registrable Shares requested to be included for the account of the Selling Piggyback Holders shall be reduced or limited on a Pro Rata Basis so that the total number of securities to be included shall be the total number of securities recommended by such managing underwriter, unless any of the Selling Piggyback Holders desires to include a number of Registrable Shares that is less than the total pro rata amount that he is entitled to include, in which event the number of Registrable Shares not so elected to be included shall be allocated among the other Selling Piggyback Holders on a Pro Rata Basis, and (ii) if such Piggyback Registration is incident to a secondary registration on behalf of holders of securities of the Company (excluding a Demand Registration), the Company shall include in such Piggyback Registration (A) first, the number of securities of such person(s), other than the Holders, on whose behalf the Piggyback Registration is being made
(B) second, the number of Registrable Shares of Holders requested to be included in such Piggyback Registration that the managing underwriters advise the Company can be sold without causing a Material Adverse Effect, allocated among the Holders on a Pro Rata Basis, if necessary, and (C) third, the number of securities requested to be included in such Piggyback Registration by the Company and all other persons (allocated among the Company and such other persons as they may so determine).

                  (c) If as a result of the provisions of this Section 2.3.2 any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such Piggyback Registration by giving written notice to the Company of such withdrawal any time prior to the effective date of such Piggyback Registration; provided, that if the Piggyback Registration is pursuant to Section 2.3.1(a)(i), such Holder reimburses the Company for all registration or filing fees remitted by the Company to the SEC with respect to the Registrable Shares requested to be withdrawn from the Piggyback Registration (provided that the Holder shall not be required to reimburse the Company if (i) such Holder shall have first been notified after the registration statement has first been filed with the SEC that the number of Registrable Shares to be included in such Piggyback Registration for the account of such Holder at the time it is declared effective will be less than 80% of the total number of Registrable Shares requested to be included therein by such Holder or (ii) after the registration statement has first been filed with the SEC there has been any event, change or effect which, individually or in the aggregate, had had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Company.

            2.3.3 Participation in Underwritten Piggyback Registration. If any Piggyback Registration is to be an underwritten offering, no Holder may participate in such registration statement hereunder unless such Demand Holder
(x) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties on the same basis as other similar situated selling stockholders as to (i) such Holder's ownership of his or its Registrable Shares to be sold or transferred free and clear of all Liens, (ii) such Holder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling securities, and the liability of each such Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Holder from the sale of his or its Registrable Shares pursuant to such registration.

      Section 2.4 Holdback Agreement. Unless the managing underwriter otherwise agrees, each of the Company and the Holders agrees, in connection with any underwritten offering or takedown, to use its reasonable efforts to cause its Affiliates to agree, not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents, or in the case of an underwritten offering of Preference Shares, any Preference Shares, during the five business days prior to the effectiveness under the Securities Act or pricing of any underwritten offering pursuant to a registration statement in which Registrable Securities are included and during such time period after the effectiveness under the Securities Act of any underwritten registration or pricing of underwritten securities (not to exceed 90 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree, or, in any case, during the shorter period requested or consented to by the managing underwriter(s) with respect to the Company or any other holder of Capital Stock of the Company.

      Section 2.5 Registration Procedures. Whenever any Holder has requested that any Rcgistrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

                  (a) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter, provided that, before filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to each seller of Registrable Shares and their counsel, copies of all such documents proposed to be filed at least three (3) days prior thereto; provided, further, that the Company will not name or otherwise provide any information with respect to such seller in any registration statement or prospectus without the express written consent of such seller, which consent shall not be unreasonably withheld, unless required to do so by the Securities Act and the rules and regulations thereunder;

                  (b) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section
2.6 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

                  (d) use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

                  (e) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance or threatened issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event which makes any statement made in a registration statement, related prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the Stockholders of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (f) make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                  (g) if requested by the managing underwriter or reasonably requested by any seller, promptly incorporate in, and make all required filings of, a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  (h) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

                  (i) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

                  (j) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (1) or (2) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, use reasonable efforts to give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                  (k) furnish to each seller and underwriter a signed counterpart of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

                  (1) use its commercially reasonable efforts to cause the Registrable Shares included in any registration statement to be (i) listed on each securities exchange, if any, on which securities of the same type issued by the Company are then listed, or (ii) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") or The New York Stock Exchange if the Registrable Shares so qualify and securities of the same type issued by the Company are so listed or quoted;

                  (m) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

                  (n) cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in all reasonable respects in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"); ----

                  (o) during the period when the prospectus is required to be delivered under the Securities Act, file within the required time periods all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                  (p) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (q) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

                  (r) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) containing, among other things, reasonable and customary indemnification provisions and procedures which are no less favorable than those set forth in Section 2.8 hereof (or such other provisions and procedures acceptable to the selling Holders) with respect to all parties to be indemnified pursuant to such section, and take such other actions as reasonably requested by the Holders as are customary in connection with an underwritten registration; and

                  (s) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

      Section 2.6 Suspension of Dispositions. Each Holder agrees that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 2.5(e)(iii) hereof, such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such -Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in
Section 2.1.1(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

      Section 2.7 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article 2 (the "Registration Expenses"), including, without limitation, (i) all registration and filing fees; (ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD; (iii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares); (iv) rating agency fees; (v) printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares); (vi) messenger and delivery expenses; (vii) the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties);
(viii) the fees and expenses incurred in connection with any listing of the Registrable Shares; (ix) fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance);
(x) securities acts liability insurance (if the Company elects to obtain such insurance); (xi) the fees and expenses of any special experts retained by the Company in connection with such registration; (xii) the fees and expenses of other persons retained by the Company, subject to Section 2.1.2 hereof, will be borne by the Company, whether or not any registration statement becomes effective; and (xiii) with respect to each Demand Registration and Piggyback Registration, the reasonable fees and expenses related to the applicable registration statement that are incurred by one firm of attorneys selected by a majority of Holders of Registrable Shares to be registered under such registration statement to represent the Holders in connection with such Demand Registration or Piggyback Registration; provided, that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes.

      Section 2.8 Indemnification.

            (a) The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, members, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and the employees, advisors, agents, representatives, partners, members, officers, and directors thereof (collectively, the "Seller Affiliates") against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 2.8(c) hereof) and any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, "Damages") to which such Person may become subject under the Securities Act, the Exchange Act or other federal or state securities laws or regulation, at common law or otherwise, insofar as such Damages are based upon, arising out of or resulting from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Shares or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto, except insofar as the same are (A) made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller or any Seller Affiliate specifically for inclusion in the registration statement, (B) made in any preliminary prospectus if the seller failed to deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by the seller to the party asserting the claim underlying such Damages and such prospectus would have corrected such untrue statement or omission, or (C) made in any prospectus if such untrue statement or omission was corrected in an amendment or supplement to such prospectus delivered to the seller prior to the sale of Registrable Shares and the seller failed to deliver such amendment or supplement prior to or concurrently with the sale of Registrable Shares to the party asserting the claim underlying such Damages. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution customarily indemnified by issuers in underwritten public offerings, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the same extent as provided above with respect to the indemnification of the seller hereunder. The reimbursements required by this Section 2.8(a) will be made promptly by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

            (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify and reimburse the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all Damages, based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. Each seller shall indemnify the underwriters under terms customary to such underwritten offerings as reasonably requested by such underwriters. The Company and each seller shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (ii) unless such indemnified party has been advised by counsel that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless
(A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, (C) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party or (D) the indemnified party's counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (C) or (D), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim without the prior written consent of the indemnified party (such consent not to be unreasonably withheld), unless the settlement involves only the payment of money by the indemnifying party, provides for a full and unconditional release of the indemnified party and does not include a statement as to, or any admission of, fault, culpability or a failure to act by, or on behalf of, the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party shall have been advised by counsel in writing that a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

            (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 2.8(a) or 2.8(b) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8(c) hereof, defending any such action or claim. Notwithstanding the provisions of this Section 2.8(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this
Section 2.8(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

      If sufficient indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8(a) hereof and Section 2.8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8(d).

            (e) The indemnification and contribution provided for under this Stockholders Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

      Section 2.9 Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Sections 2.1 or 2.2 hereof until a date not later than 120 days after the Required Filing Date (or, if longer, 120 days after the effective date of the registration statement contemplated by clause (ii) below) if (a) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (b) prior to receiving the Demand Request, the Board had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 2.9 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (a) of the preceding sentence, the negotiations or other activities are disclosed by the Company or terminated, or, in the case of a deferral pursuant to clause (b) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.9, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Common Requesting Holder or Preference Requesting Holder, as applicable, a certificate signed by an executive officer of the Company stating that the Board has determined in good faith that the Company is deferring such filing pursuant to this Section 2.9 and, subject to applicable confidentiality agreements, a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Common Registrable Shares or Preference Registrable Shares held by the Common Requesting Holders or Preference Requesting Holders, as applicable, and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 2.9 only once in any twelve-month period. The Company may defer a takedown under an effective registration statement on the same terms as it may defer the filing of a registration statement under this Section 2.9. If the Company declines to file any registration statement pursuant to this Section 2.9, it shall not file any registration statement (other than an Excluded Registration) without the prior written approval of the Demand Holders, which approval may be withheld at the Demand Holders' sole discretion, unless and until it files a registration statement including Registrable Shares under Section 2.1 or 2.2 hereof.

      Section 2.10 Rule 144 and Rule 144A. At all times during which the Company is subject to the periodic reporting requirements of the Exchange Act, the Company covenants that it will use reasonable best efforts to file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule l44A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the SEC.

Upon the request of a Holder, the Company will provide reasonable and customary assistance to facilitate such Holder's sale of Registrable Securities in block trades or other similar transactions. Notwithstanding the foregoing, nothing in this Section 2.10 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                                    ARTICLE 3

                                PREEMPTIVE RIGHTS

      Section 3.1 Preemptive Rights.

            3.1.1 Right to Participate in Future Sales. In case the Company proposes to issue or sell any shares of Common Stock or Common Stock Equivalents (the "Additional Securities"), the Company shall, no later than 20 days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give written notice of such Preemptive Rights Transaction (the "Preemptive Rights Offer Notice") to each Holder. The Preemptive Rights Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the "Preemptive Rights Offer") to sell to each Holder, at the same price and for the same consideration to be paid by the proposed purchaser, all or any part of such Holder's pro rata portion of the Additional Securities (which shall be based on the ratio that the Fully-Diluted Common Stock held by such Holder bears to the Fully-Diluted Common Stock, excluding, for purposes of such calculation, any shares of Common Stock issuable upon exercise of any Common Stock Equivalents granted pursuant to the Incentive Option Plan); provided, that a Holder shall not be entitled to participate in any Preemptive Rights Transaction unless such Holder (i) provides to the Company such representations substantially the same as being obtained from the other purchasers (or proposed purchasers) of such securities who are not Holders and
(ii) if the offering of the Additional Securities is being made only to Accredited Investors, certifies (to the reasonable satisfaction of the Company) that such Holder is an Accredited Investor. Any additional Securities not subscribed for by a Holder may be purchased by the other Holders, on a pro rata basis among those so electing. If any such Holder fails to accept in writing the Preemptive Rights Offer with respect to all or any part of such Additional Securities offered to such Holder by the 10th day after receipt of the Preemptive Rights Offer Notice, the Company shall have up to 90 days to complete the sale of any Additional Securities offered to but not purchased by the Holders upon the same terms specified in the Preemptive Rights Offer Notice, free of any right on the part of any non-responding Holder under this Section
3.1.1 in respect thereof. If the Company later changes the terms of the sale in any material respect, the Company shall first reoffer such Additional Securities to the Holders pursuant to the procedure set forth above. In the event that such terms and conditions of a bona fide offer do not provide for the purchaser to have any registration rights, the Company agrees with the Holders that in the event the Holders acquire any Additional Securities pursuant to this Section 3.1.1, such Additional Securities shall be deemed Registrable Shares for the purposes of Article 2 hereof

            3.1.2 Exceptions to Preemptive Rights. Section 3.1.1 hereof shall not apply to (a) issuances or sales of shares of Common Stock or Common Stock Equivalents upon exercise, conversion or exchange of any Common Stock Equivalent that, when issued, was subject to or exempt from the preemptive rights provided under this Section 3.1, (b) shares of Common Stock or Common Stock Equivalents distributed or set aside ratably to all holders of Common Stock or Common Stock Equivalents (or any class or series thereof) on a per share equivalent basis, (c) issuances or sales of shares of Common Stock or Common Stock Equivalents pursuant to a bona fide registered underwritten public offering, pursuant to a merger of the Company or a Subsidiary of the Company into or with another entity not affiliated with the Company or any of its Affiliates or pursuant to an acquisition by the Company or a Subsidiary of the Company of the capital stock or assets of another business entity or business segment of any such entity (or substantially all of the assets thereof) not affiliated with the Company of any of its Affiliates, (d) issuances or sales of shares of Common Stock or Common Stock Equivalents to employees, officers, consultants, and/or directors of the Company and/or any of its Subsidiaries pursuant to the Incentive Option Plan or any other compensation plan approved by the Board (which shall include one of the SN Designees for so long as a SN Designee is entitled to be a member of the compensation committee of the Board pursuant to Section 4.1.4) or compensation committee of the Board (which shall include one of the SN Designees for so long as a SN Designee is entitled to be a member of the compensation committee of the Board pursuant to Section 4.1.4),
(e) issuances or sales of Common Stock pursuant to the Plan, including but not limited to the Rights Offering, upon exercise of the New Warrants and upon conversion of the 9% Preference Shares, (f) issuances of shares of Common Stock or Common Stock Equivalents in payment of all or any portion of the principal of, or interest or premium on, any unaffiliated third-party indebtedness of the Company or any of its Subsidiaries, (g) the issuance of the shares of Senior Preferred Shares and the New Warrants pursuant to the Plan (transactions described in clauses (b), (d), (e) and (g) herein referenced as "Exempt Issuances"), or (h) issuances of shares of Common Stock or Common Stock Equivalents in connection with the issuance of debt securities of the Company or any of its Subsidiaries.

            3.1.3 Closing. The closing of the purchase of shares pursuant to this Article 3 shall occur at the principal office of the Company (i) on the fifth business day after the expiration of 10 days after receipt of the Preemptive Rights Offer Notice if the Holders purchase all such Additional Securities, (ii) concurrently with the closing of the sale of Additional Securities if the Holders do not purchase all such additional Securities, (iii) at such other time as the Holders and the Company may mutually determine, or
(iv) at such later date as may be required for purposes of satisfying and filing requirement of waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other required governmental consent or approval. At the closing, the Company shall deliver to each such Holder exercising its rights under this Article 3, the certificate or certificates representing such shares, free and clear of all liens and encumbrances whatsoever, and such Holder shall deliver to the Company the consideration for the shares of Additional Securities purchased by such Holder pursuant to this Article 3.

            3.1.4 Termination of Preemptive Rights. This Article 3 shall terminate upon the earlier of (i) the termination of this Agreement or (ii) the consummation of a Qualified Public Offering.

                                    ARTICLE 4

                MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

      Section 4.1 Board.

            4.1.1 Board Representation. Subject to the provisions of Section
4.1.6 below, the Board shall consist of individuals who may be designated for election from time to time in the following manner:

                  (a) the Chief Executive Officer of the Company shall be designated for election by the Board or any nominating committee thereof;

                  (b) five individuals shall be designated for election by Hicks Muse; and

                  (c) three individuals shall be designated for election by NHM Subordinated Noteholders who receive shares of Common Stock or 9% Preference Shares under the Plan.

      Members of the Board designated by Hicks Muse pursuant to this Section
4.1.1 or elected to fill a vacancy by members designated by Hicks Muse as provided in Section 4.1.5 hereof shall be referred to as the "HM Designees." Members of the Board designated by NHM Subordinated Noteholders pursuant to this
Section 4.1.1 or elected to fill a vacancy by members designated by NHM Subordinated Noteholders as provided in Section 4.1.5 hereof shall be referred to as "SN Designees." The SN Designees together with the HM Designees and the designee designated pursuant to clause (a) of this Section 4.1.1 herein shall be referred to as the "Agreed Designees." Subject to Section 4.1.6 hereof, the Company and the Board shall take such actions as necessary to cause Agreed Designees to be nominated and submitted to the stockholders for election to the Board as provided in Sections 4.1.2 and 4.1.3 hereof, and each Holder agrees to vote all shares of Common Stock and all 9% Preference Shares over which such Holder has voting power or control and which are entitled to vote on any matter presented to stockholders pursuant to this Article 4 (or to execute written consents with respect to such shares) in accordance with and to give effect to the provisions of this Article 4.

            4.1.2 Initial Board Designees. Simultaneously with the execution and delivery of this Agreement, the Company and the Board shall take such actions as necessary to cause the Board to consist of nine members in accordance with
Section 4.1.1 hereof.

            4.1.3 Annual Meeting. (a) At each annual meeting of the Company's stockholders or any special meeting in lieu thereof at which the term of any Agreed Designee is to expire or prior to which there shall be less than the maximum number of Agreed Designees serving on the Board, the Board, Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall be entitled to designate for nomination as a director the number of individuals as necessary so that, if such designees are elected to the Board at such annual meeting or any special meeting in lieu thereof, the maximum number of Agreed Designees, designated in accordance with Section 4.1.1 hereof, shall be serving on the Board. The Company agrees to cause each Agreed Designee so designated pursuant to Section 4.1.1 hereof to be submitted for election to the Board at each annual meeting of the Company's stockholders or any special meeting in lieu thereof. To the extent the Company's proxy statement for any annual meeting of stockholders, or any special meeting in lieu thereof, includes a recommendation regarding the election of any other nominees to the Board, the Company agrees to include a recommendation of its Board that the stockholders also vote in favor of each Agreed Designee standing for election at such meeting. The Company shall take all actions necessary to ensure that the Certificate of Incorporation of the Company as in effect immediately following the date hereof does not, at any time thereafter, conflict in any respect with the provisions of this Section 4.1.

                  (b) If, at any time Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, fail to advise (on or before the later of (i) 60 days prior to the next annual meeting or (ii) 10 Business Days after HMTF and the NHM Subordinated Noteholders' representative receive notice of the date of such annual meeting as provided in the last sentence of this Section 4.1.3(b)) the Board in writing of its intention to designate the number of directors which Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, is then entitled to designate for nomination at the next annual meeting of the Company's stockholders or special meeting in lieu thereof (other than any such meeting that occurs within 60 days after the resignation of a director designated by Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, in which case such writing shall be delivered within a reasonable amount of time prior to the mailing of proxy materials for such meeting), then the rights granted under this
Section 4.1 with respect to the designation of Agreed Designees shall be applicable for such meeting only with respect to the number of nominees as indicated in such writing, if any, that Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, intend to designate, but shall continue to be fully effective with respect to subsequent meetings and interim vacancies. At each annual meeting or special meeting in lieu thereof for which Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, fail to advise the Board of their intention to nominate the maximum number of directors which it is entitled to nominate for such meeting, the nominees for election to the Board, other than those nominated by Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall be determined by the Board and the Company. The Company shall deliver to HMTF and to GSC Partners, as the representative of the NHM Subordinated Noteholders for purposes of this Section 4.1.3 (which representative may be changed by written notice to the Company by NHM Subordinated Noteholders constituting a Majority Interest), written notice of any annual or special meeting of the stockholders of the Company at which Board members are to be elected promptly after the date for any such meeting has been set by the Board, which notice shall request designations for Board nominees for purposes of Section 4.1.

            4.1.4 Board Committees. Subject to applicable law and applicable corporate governance standards of any national securities exchange or NASDAQ with which the Company is required to comply, for so long as Hicks Muse and/or the NHM Subordinated Noteholders are entitled to nominate at least one HM Designee or SN Designee, as applicable, the Company and the Board shall take such actions as necessary to cause at least one HM Designee and one SN Designee, as applicable, to be elected to, and to at all times be a member of, each committee established by the Board. The Board shall create such committees as it deems appropriate; provided, that, unless the Board elects to do otherwise by a two-thirds vote of its members, the Board shall, at all times, maintain a compensation committee and delegate to such committee the responsibility to review and recommend the compensation arrangements for the officers and directors of the Company and any other responsibilities the Board deems appropriate. Subject to Section 4.1.6 hereof, the voting members of the compensation committee of the Board shall total no more than three, two of whom shall be designated by the HM Designces (and may include the HM Designees), and one of whom shall be designated by the SN Designees (and may include the SN Designees), and, for so long as any SN Designee is entitled to be a member of the compensation committee of the Board pursuant to Section 4.1.6, any amendment to the Incentive

Option Plan and the adoption of any other equity compensation plan shall require the approval of at least one SN Designee serving as a member of the Board or the compensation committee of the Board.

            4.1.5 Vacancies. (a) If, prior to his or her election to the Board pursuant to Section 4.1.1 hereof; any Agreed Designee shall be unable or unwilling to serve as a director of the Company, then the Board, Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall be entitled to nominate a replacement who shall then be an Agreed Designee for purposes of this
Article 4. If, following an election or appointment to the Board pursuant to
Section 4.1.1 hereof, any HM Designee or SN Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, then Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall, within 30 days of such event, notify the Board in writing of a replacement Agreed Designee, and the Company and the Board shall take such action as necessary to cause such replacement Agreed Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the Agreed Designee who such new Agreed Designee is replacing.

                  (b) If, prior to or following an election or appointment to the Board pursuant to Section 4.1.1 hereof, any Agreed Designee designated by the Board or any nominating committee thereof pursuant to Section 4.1.1(a) hereof shall be unable or unwilling to serve or shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, then such position shall be filled by any successor Chief Executive Officer of the Company and, during any interim period prior to such successor's election, such position shall remain vacant or be filled on an interim basis, at the discretion of the Board.

            4.1.6 Reduction/Termination of Rights. The right of Hicks Muse and the NHM Subordinated Noteholders to designate directors under this Section 4. 1 shall be reduced and terminate as follows:

      If at any time after the Distribution Date the number of shares of Common Stock and 9% Preference Shares (assuming conversion of such shares into Common Stock) held of record by (i) Hicks Muse and its Affiliates, collectively, or
(ii) the NHM Subordinated Noteholders and their Affiliates, collectively, represent less than the below specified percentage of the number of the HM Plan Voting Securities or the NHMSN Plan Voting Securities, as applicable (in each case, the number of shares constituting HM Plan Voting Securities and NHMSN Plan Voting Securities shall be determined assuming full conversion of 9% Preference Shares into the number of shares of Common Stock into which such 9% Preference Shares are convertible as of such time of determination), the number of directors and compensation committee members that Hicks Muse and the NHM Subordinated Noteholders shall be entitled to designate shall be reduced to and/or equal the number indicated:

  PERCENTAGE OF HM PLAN
   VOTING SECURITIES HELD                                                          HICKS MUSE
   BY HICKS MUSE AND                             HICKS MUSE                  COMPENSATION COMMITTEE
      ITS AFFILIATES                             DIRECTORS                         MEMBERS
---------------------------                      ---------                   ----------------------
Less than 80% but equal to or                       4                                   2
       more than 60%

Less than 60% but equal to or                       3                                   2
       more than 40%

Less than 40% but equal to or                       2                                   1
       more than 20%

Less than 20% but equal to or                       1                                   1
       more than 10%

        Less than 10%                               0                                   0

PERCENTAGE OF NHMSN
PLAN VOTING SECURITIES                                                                NHM
    HELD BY NHM                                                                   SUBORDINATED
    SUBORDINATED                                                                    NOTEHOLDER
    NOTE/SOLDERS                             NHM SUBORDINATED                COMPENSATION COMMITTEE
AND THEIR AFFILIATES                       NOTEHOLDER DIRECTORS                     MEMBERS
---------------------                      ---------------------             -----------------------
Less than 70% but equal to or                       2                                   1
       more than 40%

Less than 40% but equal to or                       1                                   1
       more than 10%

       Less than 10%                                0                                   0

      Upon written request to Hicks Muse or NHM Subordinated Noteholders at any time that the number of Agreed Designees exceeds the number of directors Hicks Muse or NHM Subordinated Noteholders shall be entitled to designate pursuant to this Section 4.1.6, Hicks Muse or NHM Subordinated Noteholders shall cause one or more of its Agreed Designees to resign from the Board as necessary to reduce the number of Hicks Muse or NHM Subordinated Noteholders designees to the number such Persons are then entitled to designate.

      Section 4.2 Other Activities; Fiduciary Duties. (a) It is understood and accepted that Hicks Muse and its Affiliates may have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Agreement shall limit the current or future business activities of Hicks Muse and its Affiliates whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company (including any designee of Hicks Muse or its Affiliates pursuant to Section 4.1.1) or any of its Subsidiaries of any fiduciary or other duties or obligations they may have to the Company's stockholders.

                  (b) It is understood and accepted that the NHM Subordinated Noteholders and their respective Affiliates may have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Agreement shall limit the current or future business activities of the NHM Subordinated Noteholders and their respective Affiliates whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company (including any designee of NHM Subordinated Noteholders or its Affiliates pursuant to Section 4.1.1) or any of its Subsidiaries of any fiduciary or other duties or obligations they may have to the Company's stockholders.

      Section 4.3 Actions Requiring Consent of Hicks Muse. (a) Subject to
Section 4.3(c), from and after the Effective Date, the Company shall not, directly or indirectly through any Subsidiary of the Company, take any of the following actions without the prior written approval of Hicks Muse:

                        (i) issue or sell equity securities of the Company, debt or equity instruments convertible into or exercisable or exchangeable for equity securities of the Company, or any other obligations having rights to purchase or acquire any equity securities of the Company other than pursuant to issuances or transactions (1) in which Hicks Muse and its Affiliates may exercise their rights under Section 3.1 hereof, (2) if such issuances or transactions involve equity securities other than Common Stock or Common Stock Equivalents, in which Hicks Muse and its Affiliate have the right to acquire its and/or their Proportionate Percentage of such issuances to the extent involving equity securities other than Common Stock or Common Stock Equivalents, (3) that constitute Exempt Issuances or (4) occurring upon any exercise, conversion or exchange of any debt or equity instrument that, when issued, was issued in accordance with this Section 4.3(a)(i)

                        (ii) issue or sell equity securities of the Company, debt instruments convertible into or exercisable or exchangeable for equity securities of the Company or any other obligations having rights to purchase or acquire any equity securities of the Company for consideration below Current Market Price, other than issuances that constitute Exempt Issuances;

                        (iii) other than the 9% Preference Shares and the Junior Preference Shares authorized and issued in accordance with the Plan, authorize, create or issue any equity security of the Company, including any other security convertible into or exercisable or exchangeable for any equity security of the Company, having a preference or priority over Common Stock with respect to voting, the receipt of dividends or the receipt of amounts distributable upon liquidation, dissolution or winding up of the Company;

                        (iv) create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to any Indebtedness (other than Permitted Indebtedness) or issue, or permit any Subsidiary of the Company to issue, any Preferred Stock (except Preferred Stock issued to the Company or a wholly owned Subsidiary of the Company);

                        (v) issue, or permit any Subsidiary of the Company to issue, any equity security of any Subsidiary of the Company, any debt or equity instrument convertible into or exercisable or exchangeable for any equity security of any Subsidiary of the Company or any other obligations having rights to purchase or acquire any equity security of any Subsidiary of the Company, in each case other than issuances to the Company or other wholly-owned Subsidiaries of the Company;

                        (vi) issue any shares of 9% Preference Shares other than pursuant to the terms of the Plan, the Plan Documents and the Rights Offering; or

                        (vii) issue any shares of Junior Preference Shares other than pursuant to the terms of the Plan and the Plan Documents.

                  (b) In the event that Hicks Muse owns in the aggregate less than 50.1% of the Fully-Diluted Common Stock as a result of dilution occurring after giving effect to the exercise of the New Warrants, the shares issued in relation to or satisfaction of the DTI Guaranty Claim, securities issued pursuant to the Incentive Option Plan (or any other compensation plan approved by the Board or the compensation or similar committee of the Board), or other issuances of equity securities, the Company shall not take any of the following actions without the prior written consent of Hicks Muse:

                        (i) any actions set forth in clauses (i) through (vii) in Section 4.3(a) hereof;

                        (ii) other than redemptions of 9% Preference Shares and Junior Preference Shares in accordance with the terms thereof as in effect on the date hereof, redeem or repurchase any of outstanding Capital Stock of the Company;

                        (iii) other than with respect to the 9% Preference Shares and the Junior Preference Shares in accordance with the terms thereof as in effect on the date hereof, declare, pay or set aside for payment any dividends or other distributions (whether in cash, shares or property) with respect to, or redeem or otherwise purchase, any shares of capital stock of the Company or, in the case of any Subsidiary of the Company, any shares of capital stock held other than by the Company or any wholly-owned Subsidiary of the Company;

                        (iv) other than as part of a transaction permitted under clause (v) of this Section 4.3(b), consummate any corporate reorganization, sell, lease to a third party or otherwise dispose of (in a single transaction or a series of related transactions) assets comprising in excess of 25% of the market value of the assets of the Company and its Subsidiaries as a whole during any 12 consecutive month period (calculated as of the closing date of each such transaction) or dissolve, liquidate or terminate the Company (including without limitation an Actual Liquidation) or engage in any act of bankruptcy;

                        (v) consummate any merger, sale, lease to a third party or other disposition of (in a single transaction or a series of related transactions) all or substantially all of the assets of the Company and its Subsidiaries taken as a whole or any other transaction that results in any person who, immediately prior to such transaction, "beneficially owns" (as determined in accordance with Rule l3d-3 promulgated under the Exchange Act) less than 50% of the Fully-Diluted Common Stock beneficially owning, upon consummation of such transaction, in excess of 50% of the Fully-Diluted Common Stock, other than in any transaction based on an enterprise value in excess of $828 million;

                        (vi) enter into any transaction(s) with Affiliates or insiders (including directors, officers and stockholders) of the Company that are not wholly-owned Subsidiaries of the Company outside the ordinary course and on other than arm's length terms (provided that no approval shall be required under this Section 4.3(b)(vi) with respect to any management or advisory agreements entered into between the Company (or any Subsidiaries of the Company) and Affiliates of the Company provided that the amount of fees accrued or paid to such Affiliates in such agreements, in the aggregate, do not exceed any limitations on amounts permitted to be accrued or paid under such agreements pursuant to the Credit Agreement);

                        (vii) other than amendments effected in conjunction with a transaction permitted under Sections 4.3(a) or (b), modify its certificate of incorporation or bylaws;

                        (viii) change the number of directors on the Board;

                        (ix)  establish any new committees; or

                        (x) engage in new corporate governance activities.

                  (c) The restrictions in Sections 4.3(a) and 4.3(b) shall cease to be effective upon Hicks Muse and its Affiliates, collectively, ceasing to hold of record shares of Common Stock and 9% Preference Shares (assuming conversion into Common Stock of all 9% Preference Shares held by Hicks Muse and its Affiliates) representing in the aggregate at least (i) 50% of the of the HM Plan Voting Securities (with the number of shares constituting the HM Plan Voting Securities determined assuming full conversion of 9% Preference Shares into the number of shares of Common Stock into which such 9% Preference Shares were convertible as of the time of such determination) or (ii) 10% of the Fully-Diluted Common Stock. The provisions of clauses (i), (ii), (iii) and (v) of Section 4.3(a) and (vi), (vii), (ix) and (x) of Section 4.3(b) shall cease to be effective from and after the consummation of the company's first Qualified Public Offering.

      Section 4.4 Actions Requiring Consent of NHM Subordinated Noteholders. (a) Subject to Section 4.4(b), from and after the Effective Date, the Company, directly or indirectly through any Subsidiary, shall not take any of the following actions without the prior written approval of at least a Majority Interest of the NHM Subordinated Noteholders:

                        (i) issue or sell equity securities of the Company, debt or equity instruments convertible into or exercisable or exchangeable for equity securities of the Company, or any other obligations having rights to purchase or acquire any equity securities of the Company other than pursuant to issuances or transactions (1) in which the NHM Subordinated Noteholders may exercise their rights under Section 3.1 hereof, (2) if such issuances or transactions involve equity securities other than Common Stock or Common Stock Equivalents, the NHM Subordinated Noteholders have the right to acquire their Proportionate Percentage of such issuances to the extent involving equity securities other than Common Stock or Common Stock Equivalents, (3) that constitute Exempt Issuances or (4) occurring upon any exercise, conversion or exchange of any debt or equity instrument that, when issued, was issued in accordance with this Section 4.4(a)(i)

                        (ii) issue or sell equity securities of the Company, debt instruments convertible into or exercisable or exchangeable for equity securities of the Company or any other obligations having rights to purchase or acquire any equity securities of the Company for consideration below Current Market Price, other than issuances that constitute Exempt Issuances;

                        (iii) issue, or permit any Subsidiary of the Company to issue, any equity security of any Subsidiary of the Company, any debt or equity instrument convertible into or exercisable or exchangeable for any equity security of any Subsidiary of the Company or any other obligations having rights to purchase or acquire any equity security of any Subsidiary of the Company, in each case other than issuances to the Company or other wholly-owned Subsidiaries of the Company;

                        (iv) issue any shares of 9% Preference Shares other than pursuant to the terms of the Plan, the Plan Documents and the Rights Offering;

                        (v) other than redemptions of 9% Preference Shares and Junior Preference Shares in accordance with the terms thereof as in effect on the date hereof, redeem or repurchase any outstanding Capital Stock of the Company;

                        (vi) other than with respect to the 9% Preference Shares and the Junior Preference Shares in accordance with the terms thereof as in effect on the date hereof; declare, pay or set aside for payment any dividends or other distributions (whether in cash, shares or property) with respect to, or redeem or otherwise purchase, any shares of capital stock of the Company or, in the case of any Subsidiary of the Company, any shares of capital stock held other than by the Company or any wholly-owned Subsidiary of the Company;

                        (vii) other than as part of a transaction permitted under clause (viii) of this Section 4.4(a) hereof, consummate any corporate reorganization, sell, lease to a third party or otherwise dispose of (in a single transaction or a series of related transactions) assets comprising in excess of 25% of the market value of the assets of the Company and its Subsidiaries as a whole during any 12 consecutive month period (calculated as of the closing date of each such transaction) or dissolve, liquidate or terminate the Company (including without limitation an Actual Liquidation) or engage in any act of bankruptcy;

                        (viii) consummate any merger, sale, lease to a third party or other disposition of (in a single transaction or a series of related transactions) all or substantially all of the assets of the Company and its Subsidiaries taken as a whole or any other transaction that results in any person who, immediately prior to such transaction, "beneficially owns" (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) less than 50% of the Fully-Diluted Common Stock beneficially owning, upon consummation of such transaction, in excess of 50% of the Fully-Diluted Common Stock, other than in any transaction based on an enterprise value in excess of $828 million;

                        (ix) enter into any transaction(s) with Affiliates or insiders (including directors, officers and stockholders) of the Company that are not wholly-owned Subsidiaries of the Company outside the ordinary course and on other than arm's length terms (provided that no approval shall be required under this Section 4.4(a)(ix) with respect to any management or advisory agreements entered into between the Company (or any Subsidiaries of the Company) and Affiliates of the Company provided that the amount of fees accrued or paid to such Affiliates in such agreements, in the aggregate, do not exceed any limitations on amounts permitted to be accrued or paid under such agreements pursuant to the Credit Agreement);

                        (x) create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to any Indebtedness (other than Permitted Indebtedness) or issue, or permit any Subsidiary of the Company to issue, any Preferred Stock (except Preferred Stock issued to the Company or a wholly owned Subsidiary of the Company);

                        (xi) other than amendments effected in conjunction with a transaction permitted under this Section 4.4, modify its certificate of incorporation or bylaws; or

                        (xii) change the number of directors on the Board;

                        (xiii) establish any new committees; or

                        (xiv) engage in new corporate governance activities.

                  (b) The restrictions in Sections 4.4(a) shall cease to be effective upon the NHM Subordinated Noteholders and their Affiliates, collectively, ceasing to hold of record shares of Common Stock and 9% Preference Shares (assuming conversion into Common Stock of all 9% Preference Shares held by the NHM Subordinated Noteholders and their Affiliates) representing in the aggregate at least (i) 50% of the of the NHMSN Plan Voting Securities (with the number of shares constituting the NHMSN Plan Voting Securities determined assuming full conversion of 9% Preference Shares into the number of shares of Common Stock into which such 9% Preference Shares are convertible as of the time of such determination) or (ii) 10% of the Fully-Diluted Common Stock The provisions of clauses (i), (ii), (iii), (ix), (xi), (xiii) and (xiv) of Section 4.4(a) shall cease to be effective from and after the consummation of the Company's first Qualified Public Offering.

      Section 4.5 Action by Holders. (a) At any time there shall be more than one NHM Subordinated Noteholder, the designation of SN Designees and the consent of the NHM Subordinated Noteholders required for actions referred to in this Agreement shall be effected by delivery to the Company of a written instrument designating such SN Designees or granting (or denying) such consent executed by the NHM Subordinated Noteholders holding a majority of outstanding Common Stock (calculated giving effect to the full conversion of all 9% Preference Shares held by all NHM Subordinated Noteholders) held by all NHM Subordinated Noteholders (a "Majority Interest"). Each such written instrument shall indicate the number of shares of Common Stock and 9% Preference Shares held by the NHM Subordinated Noteholder or NHM Subordinated Noteholders executing same and shall contain a certification that such Holders' 9% Preference Shares represent a Majority Interest.

                  (b) At any time the group of Hicks Muse consists of more than one Holder, the designation of HM Designees and the consent of Hicks Muse required for actions referred to in this Agreement shall be effected by delivery to the Company of a written instrument designating such HM Designees or granting (or denying) such consent executed by HMTF; provided, however, that HMTF shall have the right to assign to any Affiliate of HMTF or any Person to whom Hicks Muse or any Affiliate of Hicks Muse transfers or assigns shares of Common Stock or 9% Preference Shares HMTF's rights pursuant to this Section 4.5(b).

                                    ARTICLE 5

                        INSPECTION AND INFORMATION RIGHTS

      Section 5.1 Periodic Reports: Budgets. (a) The Company will furnish to the Stockholders as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, of stockholders' equity and of cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal year and a report on such consolidated balance sheets and financial statements by independent certified public accountants of recognized national standing which report shall state that such consolidated financial statements present fairly the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the examination by such accountants was conducted in accordance with generally accepted auditing standards.

                  (b) The Company will furnish to the Stockholders as soon as available, and in any event within 45 days after the end of each of the first three quarterly periods in each fiscal year of the Company, the consolidated balance sheet of the Company as at the end of such quarterly period and the related consolidated statements of income, of stockholders' equity and of cash flows for such quarterly period and of the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case prepared in accordance with GAAP and setting forth comparative consolidated figures for the related periods in the prior fiscal year, subject to normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company.

                  (c) The Company will, upon reasonable prior notice, make available to the Stockholders or the Stockholders' representatives or designees during normal business hours (i) all assets, properties and business records of the Company for inspection and copying and (ii) the directors, officers and employees of the Company for interviews concerning the business, affairs and finances of the Company.

                  (d) Confidential information regarding the Company provided to any Stockholder or any representative or designee of a Stockholder pursuant to this Article 5 shall be held in confidence and not disclosed to any other Person (other than officers, directors and employees of Stockholders to or on behalf of whose request such disclosure is made) or used for any purpose adverse or detrimental to the Company for so long as such information remains confidential (provided that the voting of any Capital Stock of the Company on any matter on the basis of such information shall not be deemed adverse or detrimental to the Company). Each Stockholder shall be responsible for any breach of this Section 5(d) by any of its representatives, designees, officers, directors or employees.

                  (e) The rights granted to Stockholders in Sections (a), (b) and (c) above automatically shall terminate upon the consummation of a Qualified Public Offering by the Company.

                                    ARTICLE 6

                                   TERMINATION

      The provisions of this Agreement, unless earlier terminated pursuant to their terms, shall terminate on the tenth anniversary of the date of this Agreement.

                                    ARTICLE 7

                                  MISCELLANEOUS

      Section 7.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

      If to the Company:

              Viasystems Group, Inc.
              101 South Hanley Road
              St. Louis, Missouri 63105
              Attention:   Chief Executive Officer
              Telecopy No.: (314) 746-2299

      If to HMTF:

              200 Crescent Court, Suite 1600
              Dallas, TX 75201
              Attention:   Eric Allen
                           Joseph Colonnetta
              Telecopy No.: (214) 720-7888

      If to GSC Partners:

              500 Campus Drive, Suite 220
              Florham Park, NJ 07932
              Attention:   Robert Hamwee
                           Philip Raygorodetsky
              Telecopy No.: (973) 437-1037

      If to any Holder, at its address and the address of its representative, if any, listed on the signature pages hereof.

      Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

      Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

      Section 7.2 Third Party Registration Rights. The Company is not a party, or otherwise subject, to any agreement granting registration rights to any other Person with respect to the securities of the Company. The Company will not on or after the date of this Agreement enter into any agreement granting (a) demand registration rights to any other Person with respect to the securities of the Company or (b) piggy-back registration rights to any other Person that are not junior or subordinate to the rights granted to the holders of Registrable Securities under Sections 2.1, 2.2 and 2.3 hereof, without the written consent of Hicks Muse and a Majority Interest of NHM Subordinated Noteholders. Any agreement entered into pursuant to such consent shall not be amended without a further written consent of the Hicks Muse and a Majority Interest of NHM Subordinated Noteholders.

      Section 7.3 Governing Law: Venue; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each party hereby agrees that any action arising out of or relating to this Agreement (including, but not limited to, any action concerning the violation or threatened violation of this Agreement) may be instituted in a federal or state court sitting in New Castle County, Delaware. Each party hereby waives any objection that it may now or hereafter have to the laying of venue of any such action, and irrevocably submits to the non-exclusive jurisdiction of any such court in any such action and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such lawsuit, claim or other proceeding brought in any such court has been brought in any inconvenient forum. In addition, each party consents to process being served in any such lawsuit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.3 shall affect or limit any right to serve process in any other manner permitted by law.

      Section 7.4 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      Section 7.5 Successors and Assigns. Whether or not an express assignment has been made pursuant to the provisions of this Agreement, provisions of this Agreement that are for the Holders' benefit as the holders of any Registrable Shares are also for the benefit of, and enforceable by, all subsequent holders of Registrable Shares and such subsequent holders shall be deemed to be Holders and to have become parties to this Agreement (including without limitation for purposes of Article 4 hereof), except as otherwise expressly provided herein; provided, that the provisions of this Agreement shall not be for the benefit of; applicable to or enforceable by any transferee, and such transferee shall not be deemed a Holder for purposes of this Agreement of Registrable Shares if the Holder effecting such transfer expressly shall have designated such transferee as not constituting a Holder subject to or entitled to the benefit of this Agreement at or prior to the effectiveness of the transfer of Registrable Shares to such transferee. Subject to the preceding sentence, this Agreement shall be binding upon the Company, each Holder, and their respective successors and permitted assigns.

      Section 7.6 Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

      Section 7.7 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. Upon a determination that any provision of this Agreement is prohibited, unenforceable or not authorized, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

      Section 7.8 Specific Performance. The Company and the Holder or Holders recognize that if the Company refuses to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate the Holder or Holders for its or their injury. The Holder or Holders shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement and to seek appropriate remedies in furtherance thereof; including without limitation injunctions, without the necessity of posing bond or proving actual damages.

      Section 7.9 No Waivers; Amendments.

            7.9.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

            7.9.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is with the written consent of the Company, HMTF and a Majority Interest of the NHM Subordinated Noteholders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, regardless of whether such party has signed such amendment or waiver, each then current and future holder of all such Registrable Shares, and the Company.

      Section 7.10 No Affiliate Liability. The partners, members, officers, directors, stockholders and Affiliates of a Holder, the Company or their respective Affiliates shall not have any personal liability or obligation to any Person arising under this Agreement in such capacities.

      Section 7.11 Recapitalization, Exchanges Etc. Affecting Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Shares and to any and all shares of the Capital Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise, including shares issued by a parent company in connection with a triangular merger) which may be issued in respect of, in exchange for, or in substitution of Registrable Shares, appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof

      Section 7.12 Further Assurances. Each party shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

      Section 7.13 Entire Agreement. This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

                  [Remainder of Page Intentionally Left Blank]

                      SIGNATURES TO STOCKHOLDERS AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

                                          VIASYSTEMS GROUP, INC.

                                          /s/ DAVID M. SINDELAR
                                          --------------------------------------
                                          David M. Sindelar
                                          Chief Executive Officer

*HICKS, MUSE, TATE & FURST                 *HMTF EQUITY FUND IV (1999), L.P.
EQUITY FUND III, L.P.

By:    HM3/GP Partners, L.P.,              By:    HM4/GP (1999) Partners, L.P.,
       its general partner                        its general partner

By:    Hicks, Muse GP Partners III,        By:    Hicks, Muse GP (1999) Partners
       L.P., its general partner                  IV, L.P.,its general partner

By:    Hicks, Muse Fund III Incorporated,  By:    Hicks, Muse (1999) Fund IV,
       its general partner                        LLC, its general partner

By:    /s/ JOE COLONNETTA                  By:    /s/ JOE COLONNETTA
       ----------------------------------         ------------------------------
Name:  Joe Colonnetta                      Name:  Joe Colonnetta
Title: Principal                           Title: Principal

*HM3 COINVESTORS, L.P.                     *HMTF PRIVATE EQUITY FUND IV(1999),
                                           L.P.
By:    Hicks, Muse GP Partners III,        By:    HM4/GP (1999) Partners, L.P.,
       L.P., its general partner                  its general partner

By:    Hicks, Muse Fund III Incorporated,  By:    Hicks, Muse GP (1999) Partners
       its general partner                        IV, L.P., its general partner

                                           By:    Hicks, Muse (1999) Fund IV,
By:    /s/ JOE COLONNETTA                         LLC, its general partner
       ----------------------------------
Name:  Joe Colonnetta
Title: Principal

                                           By:    /s/ JOE COLONNETTA
                                                  ------------------------------
                                           Name:  Joe Colonnetta
                                           Title: Principal

*HICKS, MUSE PG-IV (1999), C.V.           *HM4-EQ (1999) COINVESTORS, L.P.

By:    HM Equity Fund IV/GP Partners      By:    Hicks, Muse GP (1999) Partners
       (1999), C.V., its general partner         IV, L.P., its general partner

By:    HM GP Partners IV Cayman, L.P.,    By:    Hicks, Muse (1999) Fund IV,
       its general partner                       LLC, its general partner

By:    HM Fund IV Cayman, LLC,
       its general partner

By:    /s/ JOE COLONNETTA                 By:    /s/ JOE COLONNETTA
       ---------------------------------         ------------------------------
Name:  Joe Colonnetta                     Name:  Joe Colonnetta
Title: Principal                          Title: Principal

*HM 4-SBS (1999) COINVESTORS, L.P.        *PEARL STREET, L.P.

By:    Hicks, Muse GP (1999) Partners     By:    Pearl Street Limited,
       IV, L.P., its general partner             its general partner

By:    Hicks, Muse (1999) Partners IV,
       LLC, its general partner

By:    /s/ JOE COLONNETTA                 By:    /s/ JOE COLONNETTA
       ---------------------------------         ------------------------------
Name:  Joe Colonnetta                     Name:  Joe Colonnetta
Title: Principal                          Title: Principal

* PEARL STREET II, L.P.

By:    Pearl Street II GP, LLC,
       its general partner

By:    Hicks, Muse, Tate & Furst Equity Fund
       III, L.P., a member

By:    HM3/GP Partners, L.P.,
       its general partner

By:    Hicks, Muse GP Partners III, L.P.,
       its general partner

By:    Hicks, Muse Fund III Incorporated,
       its general partner

By:    /s/ JOE COLONNETTA
       ---------------------------------
Name:  Joe Colonnetta
Title: Principal

       *Notice Address:

       200 Crescent Court, Suite 1600
       Dallas, TX 75201
       Attention:  Joe Colonnetta
       Telecopy:  (214) 720-7888

       With a copy to:

       Vinson & Elkins L.L.P.
       2001 Ross Avenue, Suite 3700
       Dallas, TX 75201
       Attention:  Rodney L. Moore
       Telecopy:  (214) 999-7781

*GSC PARTNERS CDO FUND, LIMITED           *GSC PARTNERS CDO FUND II, LIMITED

By:    /s/ ROBERT A. HAMWEE               By:    /s/ ROBERT A. HAMWEE
       --------------------------------          -------------------------------
Name:  Robert A. Hamwee                   Name:  Robert A. Hamwee
Title: Managing Director                  Title: Managing Director

*GSC RECOVERY II, L.P.                    *GSC RECOVERY IIA, L.P.

By:    GSC Recovery II GP, L.P.,          By:    GSC Recovery IIA GP, L.P.,
       its general partner                       its general partner

By:    GSC RII, LLC,                      By:    GSC RIIA, LLC,
       its general partner                       its general partner

By:    GSCP (NJ) Holdings, L.P.,          By:    GSCP (NJ) Holdings, L.P.,
       its sole member                           its sole member

By:    GSCP (NJ), Inc.,                   By:    GSCP (NJ), Inc.
       its general partner                       its general partner

By:    /s/ ROBERT A. HAMWEE               By:    /s/ ROBERT A. HAMWEE
       --------------------------------          -------------------------------
Name:  Robert A. Hamwee                   Name:  Robert A. Hamwee
Title: Managing Director                  Title: Managing Director

*GSC RECOVERY IIA, L.P. (SECOND CLOSE)

By:    GSC Recovery IIA GP, L.P.,
       its general partner

By:    GSC RIIA, LLC,
       its general partner

By:    GSCP (NJ) Holdings, L.P.,
       its sole member

By:    GSCP (NJ), Inc.,
       its general partner

By:    /s/ ROBERT A. HAMWEE
       --------------------------------
Name:  Robert A. Hamwee
Title: Managing Director

       *Notice Address:
       500 Campus Drive, Suite 220
       Florham Park, NJ 07932
       Attention: Robert Hamwee
                  Philip Raygorodetsky
        Telecopy No.: (973) 437-1037

*POST TOTAL RETURN FUND, L.P.             *MW POST PORTFOLIO FUND, LP

By:    MW Post Advisory Group, LLC        By:    MW Post Advisory Group, LLC
       as General Partner                        as General Partner

By:    /s/ CARL GOLDSMITH                 By:    /s/ CARL GOLDSMITH
       ------------------------------            -------------------------------
Name:  Carl Goldsmith                     Name:  Carl Goldsmith
Title: Managing Member                    Title: Managing Member

*THE OPPORTUNITY FUND, LLC                *STATE OF SOUTH DAKOTA
                                          RETIREMENT SYSTEM FUND

By:    MW Post Advisory Group, LLC        By:    MW Post Advisory Group, LLC
       as Investment Manager                     as Investment Manager

By:    /s/ CARL GOLDSMITH                 By:    /s/ CARL GOLDSMITH
       ------------------------------            -------------------------------
Name:  Carl Goldsmith                     Name:  Carl Goldsmith
Title: Managing Member                    Title: Managing Member

*POST OPPORTUNITY FUND, LP                SPRUGOS INVESTMENTS IV, LLC

By:    MW Post Advisory Group, LLC        By:    MW Post Advisory Group, LLC
       as General Partner                        as Investment Manager

By:    /s/ CARL GOLDSMITH                 By:    /s/ CARL GOLDSMITH
       ------------------------------            -------------------------------
Name:  Carl Goldsmith                     Name:  Carl Goldsmith
Title: Managing Member                    Title: Managing Member

       *Notice Address:

       MW Post Advisory Group
       11766 Wilshire Blvd., Suite 1660
       Los Angeles, CA 90025
       Attention:  Carl Goldsmith
       Telecopy No.: 310-996-9669

       With a copy to:

       Michael J. Sage
       Stroock & Stroock & Lavan LLP
       180 Maiden Lane
       New York, NY 10038
       Telecopy No.: 212-806-6006

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